EXHIBIT 10.13

                               FINDER'S AGREEMENT

        THIS AGREEMENT (HEREINAFTER: THE "AGREEMENT") IS ENTERED INTO ON
                              NOVEMBER 16TH, 2004.

BETWEEN

ORGANITECH LTD AND/OR ORGANITECH U.S.A. INC., having its place of business at Yoqneam Industrial Area, Israel 20692
(Hereinafter: the "Company")

AND

NOAM YELLIN - FINANCIAL COMMUNICATION
Having its place of business at Tel Aviv, Israel
Tel: 972-3-6954333
Mobile: 972-54-4246720
(Hereinafter: the "Finder")

WHEREAS      The Company is interested in obtaining an equity investment; and

WHEREAS The Finder possesses certain valuable information, contacts and knowledge concerning certain potential investors; and

WHEREAS      The Finder wishes to introduce potential investors to the Company;

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES AND COVENANTS HEREIN, THE PARTIES HEREBY AGREE AS FOLLOWS:

(1) APPOINTMENT

Subject to the terms and conditions hereinafter set forth, the Company hereby agrees to receive from the Finder certain introduction services to the Company on a non-exclusive basis. The Finder hereby agrees to use its reasonable efforts to introduce the Company potential investors listed in the attached Exhibit A, which will be signed by both parties.

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(2) COMMISSION

      (2.1) Has any DIRECT INTRODUCTION of a potential investor, (hereinafter: the "INVESTOR"), made by the finder, and listed in the attached Exhibit A, resulted in a monetary equity investment in the company, (Hereinafter: "the Investment"), the Company will pay the Finder a cash commission equal to 5% (FIVE PERCENT) of the Investment, for any sum that was actually paid to the Company.

      (2.2) Has any INDIRECT INTRODUCTION of a potential Investor, presented to the Company by a CREDITED FINANCIAL INSTITUTION (listed in exhibit A following the Finders request), resulted in a monetary equity investment in the company (Hereinafter: "the Indirect
             Investment"), the Company will grant the Finder, (on top of any commission to be agreed between the Company and the CREDITED FINANCIAL INSTITUTION):

                  a) a cash commission equal to 1% (ONE PERCENT) of the Indirect Investment for any sum that was actually paid to the Company.

                  b) The issuance of 2.5% (TWO AND A HALF PERCENT) of Options to purchase Shares of Common Stock of the Company (hereinafter: the "COMMISSION OPTIONS"), calculated on the Options granted to the investor (if any), and at the same conditions of the Options granted to the investor.

      (2.3) Exhibit "A" may be amended from time to time by a mutual written agreement signed by both parties.

      (2.4) All cash commissions earned hereunder shall be due and payable within 30 days of the date on which the Company actually receives the Investment (or income).

      (2.5) If the Investment is made in installments, the Finder will receive payment in installments accordingly, within 30 days from the day on which the Company actually receives each installment.

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      (2.6)  All Commission Options earned hereunder shall be granted at the same time and at the same conditions in which the Options will be granted as part of the Indirect Investment.

      (2.7) Subject to subsections 2.1-2.6, the above-mentioned commission/s will be the Finder's sole and entire consideration for his effort and activity. The Company shall not reimburse the Finder for any expenses incurred by it unless it has been agreed in writing in advance otherwise.

      (2.8) To avoid doubts, in the event that an investment proposed by the Finder has been rejected by the Company, the Finder will not receive any commission or any other payment (including coverage of expenses incurred).

      (2.9) It is agreed that the finder will be entitled for his commission only if he was the first and significant factor that introduced the investor the company.

      (2.10) The Company may at its sole discretion decide, without need to give reasons, whether to accept, reject or further pursue any proposal introduced by the Finder.

(3) TERM

This agreement shall commence on the date hereof and shall be in force for a 12 months period from the date this agreement is signed by the sides.

The Company may terminate this agreement without notice if it ceases to require investment for any reason.

(4) MISCELLANEOUS

      (4.1) Any notices, demands, instructions and other communication (Hereinafter: "Notices") shall be in writing and shall be deemed to have been duly given when personally delivered, or on the third day following deposit with an overnight delivery service which provides evidence of sending. Notices to a party shall be given to said party at its address as follows, or to such other address as may be designated by written notice.

      (4.2) The Finder agrees and declares that it has no power or authority to make any commitments, undertakings or agreements in the name of and/or on behalf of the Company, whether verbal or written and swill not hold itself out as having any such power or authority.

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      (4.3)  The Finder agrees that it will make no statements and/or representation regarding or relating to the Company and/or its products or business which are different from and/or in addition to information in this regard provided by the Company to the Finder in writing from time to time.

      (4.4) No delay or failure by either party to exercise any right under this agreement, and no partial or single exercise of that right shall constitute a waiver of that or other right, unless otherwise expressly provided herein.

      (4.5) This Agreement shall be governed by and construed in accordance with the laws of Israel and any dispute arising in connection thereof will be exclusively submitted to the courts of Haifa, Israel.

      (4.6) This Agreement contains the entire understanding of the parties and supersedes all previous verbal and written agreements. There are no other agreements, representations or warrantees not set forth herein.

      (4.7) The provision of this Agreement shall be binding upon and entire to the benefit of each of the parties and their respective successors and assignees. No employer-employee relationship shall exist between the parties. The Finder is an independent contractor.

      (4.8) The Finder will not reveal confidential information of the Company to any person or entity, and will not make any use of such information, except as required for the purposes of this agreement and as authorized by the Company.

IN WITNESS WHEREOF, THE PARTIES HAVE SIGNED THIS AGREEMENT ON THE DATE FIRST WRITTEN ABOVE,

-----------                           --------------
THE COMPANY                             THE FINDER

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                                   EXHIBIT "A"

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NAME OF INVESTOR OR
CREDITED FINANCIAL           PRESENTING         FINDERS       ORGANITECH'S
    INSTITUTION                 DATE           SIGNATURE        APPROVAL
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                             PROPOSAL AS OF
CLAL FINANCE CHITUM LTD.     12 DEC. 2004
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